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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 2, 2005
                                 --------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

    000-27305                                            87-0627421
    ---------                                            ----------
(Commission File No.)                       (I.R.S. Employer Identification No.)

            20374 Seneca Meadows Parkway, Germantown, Maryland 20876
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 897-5900
                                 --------------
                         (Registrant's Telephone Number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 8.01. OTHER EVENTS

On August 2, 2005, Telkonet, Inc. ("Telkonet") announced that the United States Patent and Trademark Office approved its publication of the patent application titled "Method and Apparatus for Attaching Power Line Communications to Customer Premises" (U.S. Pat. App. No. 10/219,811). The patent application covers Telkonet's proprietary coupler technology, which enables the conversion of electrical outlets into high-speed data ports without costly installation, additional wiring, or signficant disruption of business activity. This technology is an integral component of the Telkonet iWire SystemTM, which enables the delivery of commercial high-speed broadband access from an IP "platform." The patent application will be published later this year.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) No financial statements are required to be filed as part of this report.
         (b) No pro forma financial information is required to be filed as part of this report.
         (c)      The following exhibit is filed as part of this report:

                  99.1     Press Release dated August 2, 2005.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELKONET, INC.

Date: August 2, 2005
                                            By: /s/ Ronald W. Pickett
                                                --------------------------------
                                                Ronald W. Pickett
                                                Chief Executive Officer